EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 9, 2001 included in Pharmaceutical Resources, Inc. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                      /s/  Arthur Andersen LLP
                                      Arthur Andersen LLP
Roseland, New Jersey
January 25, 2002